UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2003

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA	24019
(Address of principal executive offices)	(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

The following is filed as an Exhibit to this Report.

Exhibit No.	Description of Exhibit
99.1	Press release issued September 11, 2003

Item 9.	Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

The following disclosure is being furnished pursuant to Item 12. Results of Operations and Financial Condition.

On September 11, 2003, Optical Cable Corporation issued a press release announcing its third quarter sales and third quarter results of operations. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ NEIL D. WILKIN, JR.
Name:	Neil D. Wilkin, Jr.
Title:	President and Chief Financial Officer

Dated: September 15, 2003

EXHIBIT INDEX

OPTICAL CABLE CORPORATION

Current report on Form 8-K

Exhibit No.	Description of Exhibit
99.1	Press release issued September 11, 2003 (FILED HEREWITH)